Exhibit 99.1

For Immediate Release:
Monday, March 15, 2004

Metrocall Contact:
Timothy J. Dietz
Director, Corporate Communications
& Investor Relations
(703) 660-6677x6231
dietzt@metrocall.com

Metrocall Reports Operating Results of Fourth Quarter and Fiscal 2003

Quarterly Revenues Increase to $87.1 million

     Alexandria, VA, Monday, March 15, 2004 — Metrocall Holdings, Inc. (NASDAQ: MTOH), a leading provider of paging and two-way wireless messaging, today announced total revenues for the fourth quarter of 2003 of $87.1 million and total revenues for 2003 of $336.9 million. Net income available to common stockholders was $2.0 million and $10.9 million for the three and twelve months ended December 31, 2003, respectively.

     On November 18, 2003, Metrocall acquired the substantial majority of the operating assets of Weblink Wireless, Inc. and subsidiaries. The operating results from these assets were included in Metrocall’s consolidated results of operations from November 18 to December 31, 2003. As such, fourth quarter revenues of $87.1 million consisted of $78.0 million from Metrocall’s legacy operations and $9.1 million from the Weblink acquired operations.

     Operating expenses including service, rent and maintenance, cost of products sold, selling and marketing and general and administrative expenses for the fourth quarter of 2003 totaled $60.1 million, including general and administrative expenses of stock-based compensation costs of $0.7 million. Of the fourth quarter expenses, approximately $50.4 million and $9.7 million were related to legacy Metrocall operations and the Weblink acquired operations, respectively. Had the asset purchase not occurred, Weblink revenue and Metrocall operating expenses would have been approximately $2.0 million higher as a result of costs that would have been incurred by Metrocall to utilize the Weblink network.

     Metrocall reported basic and diluted earnings per share available for common stockholders of $0.39 and $0.37 per share, respectively, for the fourth quarter and $2.17 and $2.11 per share for the year ended December 31, 2003. Cash balances were $35.6 million on December 31, 2003.

     “Our fourth quarter and fiscal year results reflect our continued focus on business and enterprise based accounts as well as our commitment to providing superior customer service while running an efficient, low cost operation,” stated Vincent D. Kelly, President & CEO of Metrocall Holdings. “These results were also affected by the acquisition of the major assets of Weblink Wireless on November 18th. As the integration of the former Weblink operations continues, we expect the operating expenses of the combined company to continue to decrease throughout 2004 relative to the synergies that will be realized.”

     Metrocall reported an increase of 451,518 units in service for the fourth quarter over the third quarter including 634,000 units on hand attributable to Weblink operations. Total units in service on December 31, 2003 were approximately 3,465,000 comprised of 3,105,000 traditional and 360,000 advanced messaging units in service. Average revenue per direct and indirect unit in service was $7.09 for traditional and $22.17 for advanced messaging at the end of the fourth quarter of 2003, representing an increase in traditional ARPU of $0.03 per unit and a decrease of advanced messaging ARPU of $2.46 per unit respectively, as compared to the end of the third quarter of 2003.

     Said Kelly, “In addition to significant reductions in operating expenses, since the beginning of 2003 our financial condition has strengthened due to the retirement in full of approximately $81.5 million aggregate principal amount of Metrocall’s long-term debt securities and the redemption of $40 million of our series A preferred stock, including a redemption payment made in January 2004. Following the recently announced $20 million series A preferred stock redemption, to occur on March 31, 2004, Metrocall will have made payments representing 95% of the Company’s aggregate debt and preferred stock obligations related to our 2002 reorganization.”

     Metrocall’s operating results include separate results and cash flows prior to its emergence from bankruptcy on October 8, 2002 (the Predecessor Company), as well as operating results and cash flows after its emergence from bankruptcy (the Reorganized Company), reflecting the application of “fresh-start” accounting that resulted from the Company’s Chapter 11 reorganization. Consequently, and due to other reorganization-related events and adjustments, the Predecessor Company’s financial statements, share and per share information for the twelve months ended December 31, 2002 are not comparable to the Reorganized Company’s financial statements for the twelve months ended December 31, 2003. In addition, all share and per share amounts of the Reorganized Company give effect to the 5 for 1 common stock split effected through a common stock dividend on October 16, 2003.

About Metrocall Wireless, Inc.

     Metrocall Wireless, Inc., headquartered in Alexandria, Virginia, is a leading provider of paging products and other wireless services to business and individual subscribers. In addition to its reliable, nationwide one-way networks, Metrocall’s two-way network has the largest high-powered terrestrial ReFLEX footprint in the United States with roaming partners in Canada, Mexico, the Caribbean, Central and South America. Metrocall Wireless is the preferred ReFLEX wireless data network provider for many of the largest telecommunication companies in the United States that source virtual network services and resell under their own brand names. In addition to traditional numeric, one-way text and two-way paging, Metrocall also offers wireless e-mail solutions, as well as mobile voice and data services through AT&T Wireless and Nextel. Also, Metrocall offers Integrated Resource Management Systems with wireless connectivity solutions for medical, business, government and other campus environments. Metrocall focuses on the business-to-business marketplace and supports organizations of all sizes, with a special emphasis on the medical and government sectors. For more information on Metrocall please visit our Web site and on-line store at www.metrocall.com or call 800-800-2337.

Safe Harbor Statement Under the Private Securities Litigation Reform Act of 1995

This press release includes “forward-looking statements,” within the meaning of the federal securities laws, that involve uncertainties and risks. These include statements regarding events or developments that Metrocall Holdings expects or anticipates will occur in the future. A number of risks and uncertainties could cause actual results, events, and developments to differ from expectations. Please refer to Metrocall’s most recent quarterly report on Form 10-Q and annual report on Form 10-K, and any subsequently filed reports on Form 10-Q and Form 8-K, as well as its other filings with the Securities and Exchange Commission, for a complete discussion of these and other important factors that could cause actual results to differ materially from those projected by these forward-looking statements.

METROCALL HOLDINGS, INC. AND SUBSIDIARIES
CONSOLIDATED BALANCE SHEETS
Unaudited
(In thousands, except share and per share information)

December 31,
2002	2003

ASSETS

CURRENT ASSETS:
Cash and cash equivalents	$47,530	$35,602
Restricted cash	8,516	547
Accounts receivable, less allowance for doubtful accounts of $6,513 and $6,965 as of December 31, 2002 and 2003, respectively	24,280	27,262
Prepaid expenses and other current assets	9,795	11,431
Deferred income taxes	—	2,592

Total current assets	90,121	77,434

PROPERTY AND EQUIPMENT:
Land, buildings and leasehold improvements	3,197	2,082
Furniture, office equipment and vehicles	21,297	23,033
Paging and plant equipment	58,650	72,589
Less — Accumulated depreciation and amortization	(10,927)	(36,422)

	72,217	61,282

INTANGIBLE ASSETS, net of accumulated amortization of approximately $1,948 and $107 as of December 31, 2002 and 2003, respectively	21,756	1,746
DEFERRED INCOME TAXES	—	50,494
OTHER ASSETS	5,653	4,805

TOTAL ASSETS	$189,747	$195,761

LIABILITIES AND STOCKHOLDERS’ EQUITY

CURRENT LIABILITIES:
Current maturities of long-term debt	$58,949	$815
Current maturities of series A redeemable preferred	—	25,000
Accounts payable	8,429	9,900
Accrued expenses and other current liabilities	22,560	26,496
Deferred revenue and subscriber deposits	15,517	18,385

Total current liabilities	105,455	80,596

CAPITAL LEASE AND OTHER LONG-TERM DEBT, less current maturities	20,762	41
OTHER LONG-TERM LIABILITIES.	13,693	3,492
SERIES A REDEEMABLE PREFERRED STOCK	—	18,351

Total liabilities	139,910	102,480

COMMITMENTS AND CONTINGENCIES:
SERIES A REDEEMABLE PREFERRED STOCK	49,122	—
STOCKHOLDERS’ EQUITY:
Common stock, par value $.01 per share; 7,500,000 shares authorized; 4,956,990 shares and 5,461,160 shares issued and outstanding at December 31, 2002 and 2003, respectively	50	55
Additional paid-in capital.	(41)	80,661
Unearned compensation	(1,431)	(458)
Retained earnings	2,137	13,023

Total stockholders’ equity	715	93,281

TOTAL LIABILITIES AND STOCKHOLDERS’ EQUITY	$189,747	$195,761

METROCALL HOLDINGS, INC. AND SUBSIDIARIES
CONSOLIDATED STATEMENTS OF OPERATIONS
Unaudited
(In thousands, except share and per share information)

	Reorganized Company
	October 8 to	Three Months Ended
	December 31,	December 31,
	2002	2003

REVENUES:
Service, rent and maintenance revenues	$81,325	$81,666
Product sales	4,078	5,405

Total revenues	85,403	87,071
OPERATING EXPENSES:
Service, rent and maintenance (exclusive of depreciation and amortization shown separately below)	23,004	26,417
Cost of products sold (exclusive of depreciation and amortization shown separately below)	1,081	1,661
Selling and marketing (exclusive of depreciation and amortization shown separately below)	11,359	8,843
General and administrative (exclusive of depreciation and amortization shown separately below)	27,735	23,231
Restructuring expenses	—	597
Depreciation	10,927	7,810
Amortization	1,948	989

Total operating expenses	76,054	69,548

Income from operations	9,349	17,523
INTEREST EXPENSE	(2,580)	(395)
INTEREST EXPENSE — DIVIDENDS AND ACCRETION OF SERIES A PREFERRED	—	(6,007)
INTEREST AND OTHER INCOME (EXPENSE), NET	1,047	134

INCOME BEFORE INCOME TAXES	7,816	11,255
INCOME TAX PROVISION	(3,000)	(9,217)

Net income	4,816	2,038
PREFERRED DIVIDENDS AND ACCRETION	(2,679)	—

Income available to common stockholders	$2,137	$2,038

Basic earnings per share available to common stockholders	$0.43	$0.39

Diluted income per share available to common stockholders	$0.43	$0.37

Basic weighted-average common shares outstanding	4,956,990	5,194,493

Diluted weighted-average common shares outstanding	4,956,990	5,502,074

METROCALL HOLDINGS, INC. AND SUBSIDIARIES
CONSOLIDATED STATEMENTS OF OPERATIONS
Unaudited
(In thousands, except share and per share information)

	Predecessor Company		/	Reorganized Company
	Year Ended	January 1 to	/	October 8 to	Year Ended
	December 31,	October 7,	/	December 31,	December 31,
	2001	2002	/	2002	2003

REVENUES:			/
Service, rent and maintenance revenues	$460,448	$296,813	/	$81,325	$318,926
Product sales	43,225	24,056	/	4,078	17,933

Total revenues	503,673	320,869	/	85,403	336,859
OPERATING EXPENSES:			/
Service, rent and maintenance (exclusive of depreciation and amortization shown separately below)	139,326	89,250	/	23,004	94,098
Cost of products sold (exclusive of depreciation and amortization shown separately below)	26,176	13,085	/	1,081	4,804
Selling and marketing (exclusive of depreciation and amortization shown separately below)	92,481	50,952	/	11,359	40,026
General and administrative (exclusive of depreciation and amortization shown separately below)	161,161	106,674	/	27,735	95,388
Restructuring expenses	15,017	19,007	/	—	6,842
Depreciation	111,502	50,386	/	10,927	33,568
Amortization	74,391	—	/	1,948	4,345
Asset impairment	387,934	—	/	—	—

Total operating expenses	1,007,988	329,354	/	76,054	279,071

Income/(loss) from operations	(504,315)	(8,485)	/	9,349	57,788
INTEREST EXPENSE	(100,672)	(39,280)	/	(2,580)	(7,099)
INTEREST EXPENSE — DIVIDENDS AND ACCRETION OF SERIES A PREFERRED	—	—	/	—	(12,428)
INTEREST AND OTHER INCOME (EXPENSE), NET	(7,822)	(822)	/	1,047	463
GAIN ON EARLY EXTINGUISHMENT OF DEBT	—	749,821	/	—	—

INCOME/(LOSS) BEFORE FRESH START ACCOUNTING ADJUSTMENTS AND INCOME TAXES	(612,809)	701,234	/	7,816	38,724
FRESH START ACCOUNTING ADJUSTMENTS	—	575,491	/	—	—

INCOME/(LOSS) BEFORE INCOME TAXES	(612,809)	1,276,725	/	7,816	38,724
INCOME TAX PROVISION	—	—	/	(3,000)	(21,754)

Net income/(loss)	(612,809)	1,276,725	/	4,816	16,970
PREFERRED DIVIDENDS AND ACCRETION.	(10,391)	(4,855)	/	(2,679)	(6,084)
REORGANIZATION ITEM — ACCRETION OF LIQUIDATION PREFERENCE	—	(4,715)	/	—	—
GAIN ON EXTINGUISHMENT OF PREFERRED STOCK	—	80,346	/	—	—

Income/(loss) attributable to common stockholders	($623,200)	$1,347,501	/	$2,137	$10,886

Basic earnings/(loss) per share attributable to common stockholders	($6.93)	$14.98	/	$0.43	$2.17

Diluted income/(loss) per share attributable to common stockholders	($6.93)	$14.98	/	$0.43	$2.11

Basic weighted-average common shares outstanding	89,975,772	89,975,772	/	4,956,990	5,017,576

Diluted weighted-average common shares outstanding	89,975,772	89,975,772	/	4,956,990	5,166,764

METROCALL HOLDINGS, INC. AND SUBSIDIARIES
CONSOLIDATED STATEMENTS OF STOCKHOLDERS’ EQUITY/(DEFICIT)
Unaudited
(In thousands, except share information)

	Common Stock
			Additional		Retained Earnings
			Paid-In	Unearned	(Accumulated
	Shares Outstanding	Par Value	Capital	Compensation	Deficit)	Total

Predecessor Company:
BALANCE, December 31, 2000	89,214,532	$892	$557,057	$—	($724,301)	($166,352)
Issuances of shares for employee stock purchase plan and other	761,240	8	307	—	—	315
Preferred dividends and accretion	—	—	—	—	(10,391)	(10,391)
Net loss	—	—	—	—	(612,809)	(612,809)

BALANCE, December 31, 2001	89,975,772	900	557,364	—	(1,347,501)	(789,237)
Preferred dividends and accretion	—	—	—	—	(4,855)	(4,855)
Reorganization item — accretion of liquidation preference	—	—	—	—	(4,715)	(4,715)
Gain on cancellation of preferred stock	—	—	—	—	80,346	80,346
Net loss including elimination of predecessor equity in connection with fresh start accounting	(89,975,772)	(900)	(557,364)	—	1,276,725	718,461
Issuance of common stock under plan of reorganization.	4,956,990	50	(41)	—	—	9
Restricted stock awarded to executives	—	—	—	(1,550)	—	(1,550)

Reorganized Company:
BALANCE, October 7, 2002	4,956,990	50	(41)	(1,550)	—	(1,541)
Preferred dividends and accretion	—	—	—	—	(2,679)	(2,679)
Amortization of unearned compensation	—	—	—	119	—	119
Net income		—	—	—	4,816	4,816

BALANCE, December 31, 2002	4,956,990	50	(41)	(1,431)	2,137	715
Issuance of common stock under plan of reorganization	4,170	—	—	—	—	—
Issuance of common stock for acquisitions of assets and other	500,000	5	22,837	—	—	22,842
Preferred dividends and accretion	—	—	—	—	(6,084)	(6,084)
Compensation related to stock option grants.	—	—	752	—	—	752
Amortization of unearned compensation	—	—	—	973	—	973
Reduction of deferred tax valuation allowance	—	—	57,113	—	—	57,113
Net income	—	—	—	—	16,970	16,970

BALANCE, December 31, 2003	5,461,160	$55	$80,661	($458)	$13,023	$93,281

METROCALL HOLDINGS, INC. AND SUBSIDIARIES

CONSOLIDATED STATEMENTS OF CASH FLOWS

Unaudited
(In thousands)

	Predecessor Company			Reorganized Company
	Year Ended	January 1 to		October 8 to	Year Ended
	December 31,	October 7,		December 31,	December 31,
	2001	2002		2002	2003

CASH FLOWS FROM OPERATING ACTIVITIES:			/
Net income(loss)	($612,809)	$1,276,725	/	$4,816	$16,970
Adjustments to reconcile net income/(loss) to net cash provided by operating activities
Gain on early extinguishment of debt	—	(749,821)	/	—	—
Depreciation and amortization	185,893	50,386	/	12,875	37,913
Asset impairment	387,934	—	/	—	—
Fresh start accounting adjustment	—	(575,491)	/	—	—
Equity in loss of affiliate	6,248	1,228	/	—	—
Amortization of debt financing costs and debt
discount	18,634	1,095	/	—	—
Amortization of unearned compensation	—	—	/	119	973
Stock-based compensation	—	—	/	—	752
Accretion on and issuance of PIK Note	—	—	/	869	3,835
Interest expense-accr etion of Series A Preferred	—	—	/	—	8,141
Interest expense — accretion on long-term liabilities	—	—	/	—	2,592
Deferred income tax provision	—	—	/	3,000	20,256
Loss on sale of land			/		399
Changes in current assets and liabilities, net of effects of acquisitions:			/
Restricted cash	—	(10,499)	/	1,983	7,969
Accounts receivable	6,278	18,480	/	(192)	4,943
Prepaid expenses and other current assets	(3,650)	2,027	/	(5,303)	85
Accounts payable	(6,387)	7,492	/	(11,251)	697
Deferred revenues and subscriber deposits	(4,198)	(10,210)	/	1,927	(3,831)
Accrued interest	60,827	30,714	/	—	—
Accrued expenses and other liabilities	771	262	/	(147)	(6,090)

Net cash provided by operating activities	39,541	42,388	/	8,696	95,604

CASH FLOWS FROM INVESTING ACTIVITIES:			/
Cash paid for acquisitions, net of cash acquired	—	—	/	—	3,438
Capital expenditures, net	(41,961)	(24,095)	/	(2,626)	(9,478)
Other	800	(124)	/	(45)	1,164

Net cash used in investing activities	(41,161)	(24,219)	/	(2,671)	(4,876)

CASH FLOWS FROM FINANCING ACTIVITIES:			/
Repayment of long-term debt	(735)	(633)	/	(166)	(82,656)
Redemption of series A preferred	—	—	/	—	(20,000)
Net proceeds from issuance of common stock	304	—	/	—	—
Deferred debt financing costs and other	(411)	—	/	—	—

Net cash provided by (used in) financing activities	(842)	(633)	/	(166)	(102,656)

NET INCREASE (DECREASE) IN CASH AND CASH EQUIVALENTS	(2,462)	17,536	/	5,859	(11,928)
CASH AND CASH EQUIVALENTS, beginning of period	26,597	24,135	/	41,671	47,530

CASH AND CASH EQUIVALENTS, end of period	$24,135	$41,671	/	$47,530	$35,602
			/
	Predecessor Company		/	Reorganized Company
	Year Ended	January 1 to	/	October 8 to	Year Ended
Supplemental disclosures of cash flow information:	December 31,	October 7,	/	December 31,	December 31,
(in thousands)	2001	2002	/	2002	2003
			/
Cash payments for interest	$21,000	$6,800	/	$1,000	$798
Cash payments for income taxes	$—	$—	/	$—	$1,347
Cash payments for series A preferred dividends (interest)	$—	$—	/	$—	$4,290
			/
Supplemental disclosure of non-cash investing and financing items: (in thousands)			/
Preferred stock dividends and accretion	$10,391	$9,570	/	$2,679	$6,084
Gain on extinguishments of preferred stock	$—	$80,346	/	$—	$—
Common stock and warrants issued to
acquire Weblink assets	$—	$—	/	$—	$22,842

METROCALL HOLDINGS, INC. AND SUBSIDIARIES
SELECTED UNAUDITED UNIT DATA

		Quarter Ended
	March 31, 2003	June 30, 2003	September 30, 2003		December 31, 2003
Direct Units in Service:
Beginning units in service	2,333,052	2,237,989	2,170,290		2,105,617
Units in service growth (decline)	(95,063)	(67,699)	(64,673)		(59,415)
Units acquired from Weblink	—	—	—		283,342

Ending units in service	2,237,989	2,170,290	2,105,617		2,329,544

Indirect Units in Service:
Beginning units in service	1,386,332	1,159,276	961,574		907,809
Units in service growth (decline)	(227,056)	(197,702)	(53,765)	(a)	(122,749)
Units acquired from Weblink	—	—	—		350,340

Ending units in service	1,159,276	961,574	907,809		1,135,400

Total units in service	3,397,265	3,131,864	3,013,426		3,464,944

(a)	Includes 73,000 units acquired from a reseller on September 30, 2003.